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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2006

                              TECHTEAM GLOBAL, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                    0-16284              38-2774613
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   (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)               File No.)        Identification No.)

                27335 West 11 Mile Road
                  Southfield, Michigan                         48034
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        (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number including area code: (248) 357-2866


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          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS AND REGULATION FD DISCLOSURE

                         On March 13, 2006, TechTeam Global, Inc. issued a press
              release announcing a proposed board slate with five new directors that would include two Costa Brava designees.

                         A copy of the press release is attached as Exhibit 99.1
              to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (d) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

EXHIBIT 99.1 TechTeam Global Proposes Board Slate with Five New Directors to Include Two Costa Brava Designees.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       TECHTEAM GLOBAL, INC.

                                                       By  /s/ Michael A. Sosin
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                                                           Michael A. Sosin
                                                           Secretary

Date:    March 13, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          TechTeam Global Proposes Board Slate with Five New Directors to
              Include Two Costa Brava Designees, dated March 13, 2006.

                                       E-1